PROXY STATEMENT PURSUANT TO SECTION 14(a)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                FRANKLIN FINANCIAL SERVICES CORPORATION


          (Name of Registrant as Specified in its Charter)


_________________________________________________________________
             (Name of Person(s) Filing Proxy Statement
                    if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(l),
       14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]    $500 per each party to the controversy pursuant to
Exchange
       Act Rule 14a-6(i)(3).
[ ]    Fee computed on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction
             applies:

_________________________________________________________________

       2) Aggregate number of securities to which transaction applies:

_________________________________________________________________

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth
             the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________________

       4)    Proposed maximum aggregate value of transaction:

_________________________________________________________________


       5)    Total fee paid:

_________________________________________________________________


       [ ]   Fee paid previously with preliminary materials.


       [ ]   Check box if any part of the fee is offset as
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by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule
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
                        FRANKLIN FINANCIAL SERVICES CORPORATION

                                 20 South Main Street
                                      P. O. Box T
                             Chambersburg, PA  17201-0819
                                     (717)264-6116

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD APRIL 30, 1996



TO THE SHAREHOLDERS OF FRANKLIN FINANCIAL SERVICES CORPORATION:

       Notice is hereby given that, pursuant to the call of its directors, the regular Annual Meeting of shareholders of FRANKLIN FINANCIAL SERVICES CORPORATION, Chambersburg, Pennsylvania, will be held on Tuesday, April 30, 1996, at 10:30 A.M. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, for the purpose of considering and voting upon the following matters:

       1. ELECTION OF DIRECTORS. To elect the five nominees listed in the accompanying Proxy Statement for the term
             specified.

       2. OTHER BUSINESS. To consider such other business as may
             properly be brought before the meeting and any adjournments thereof.

       Only those shareholders of record at the close of business on March 15, 1996, shall be entitled to notice of and to vote at the Annual Meeting.

       It is requested that you promptly execute the enclosed
Proxy
and return it in the enclosed postpaid envelope as soon as possible, whether or not you plan to attend the meeting. You are cordially invited to attend the meeting. If you attend, you may withdraw your Proxy and vote your shares in person.

       A copy of the Annual Report of Franklin Financial Services
Corporation is enclosed.

                                        BY ORDER OF THE BOARD OF
DIRECTORS




                                        APRIL E. ROSENBAUM
                                        Secretary

Enclosures
April 4, 1996

                                    PROXY STATEMENT

                         Dated and to be Mailed April 4, 1996

                        FRANKLIN FINANCIAL SERVICES CORPORATION

                                 20 South Main Street
                                      P. O. Box T
                              Chambersburg, PA 17201-0819

                            ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD ON APRIL 30, 1996

                                   TABLE OF CONTENTS

GENERAL INFORMATION .......................................... 1
       Date, Time, and Place of Meeting....................... 1
       Shareholders Entitled to Vote.......................... 1
       Purpose of Meeting..................................... 1
       Solicitation of Proxies................................ 1
       Revocability and Voting of Proxies..................... 1
       Voting of Shares and Principal Holders Thereof......... 2
       Shareholder Proposals.................................. 3
       Recommendations of the Board of Directors.............. 3

INFORMATION CONCERNING THE ELECTION OF DIRECTORS.............. 3
       General Information.................................... 3
       Information about Nominees and Continuing Directors.... 4
       Meetings and Committees of the Board of Directors...... 7
       Compensation of Directors.............................. 7
       Executive Officers..................................... 8
       Executive Compensation and Related Matters............. 8
       Transactions with Directors and Executive Officers.....15
       Compliance with Section 16(a) of the Exchange Act......15

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS..............15
ADDITIONAL INFORMATION........................................16
OTHER MATTERS.................................................16

                                  GENERAL INFORMATION

Date, Time, and Place of Meeting

       The regular Annual Meeting of the shareholders of Franklin
Financial Services Corporation (hereinafter, "Franklin
Financial") will be held on Tuesday, April 30, 1996, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia
Avenue, Chambersburg, Pennsylvania.

Shareholders Entitled to Vote

       Shareholders of record at the close of business on March
15,
1996, are entitled to notice of and to vote at the meeting.

Purpose of Meeting

       Shareholders will be asked to consider and vote upon the following matters at the Annual Meeting: (1) the election of five directors, and (2) such other business as may be properly brought before the meeting and any adjournments thereof.

Solicitation of Proxies

       This Proxy Statement is furnished in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of Franklin Financial for use at the Annual Meeting.

       The expense of soliciting proxies will be borne by Franklin
Financial. In addition to the use of the mails, directors, officers, and employees of Franklin Financial and of any subsidiary may, without additional compensation, solicit proxies personally or by telephone.

       Farmers and Merchants Trust Company of Chambersburg (hereinafter, "F&M Trust") is a wholly-owned subsidiary of Franklin Financial. This Proxy Statement, while prepared in connection with the Annual Meeting of Shareholders of Franklin Financial, contains certain information relating to F&M Trust which will be identified where appropriate.

Revocability and Voting of Proxies

       The execution and return of the enclosed proxy will not affect a shareholder's right to attend the meeting and to vote in person. Any proxy given pursuant to this solicitation may be revoked by delivering written notice of revocation to April E. Rosenbaum, Secretary of Franklin Financial, at any time before the proxy is voted at the meeting. Unless revoked, any proxy given pursuant to this solicitation will be voted at the meeting in accordance with the instructions thereon of the shareholder giving the proxy. In the absence of instructions, all proxies will be voted FOR the election of the five nominees identified in this Proxy Statement. Although the Board of Directors knows of no other business to be presented, in the event that any other matters are brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

       Shares held for the account of shareholders who participate in the Dividend Reinvestment Plan will be voted in accordance with the instructions of each shareholder as set forth in his proxy. If a shareholder who participates in the Dividend Reinvestment Plan does not return a proxy, the shares held for his account under the Dividend Reinvestment Plan will not be voted.

Voting of Shares and Principal Holders Thereof

       At the close of business on March 1, 1996, Franklin Financial had outstanding 2,030,465 shares of common stock; there is no other class of stock outstanding. As of such date, 117,265 shares of Franklin Financial common stock were held by the Trust Department of F&M Trust as fiduciary (representing approximately 5.78% of such shares outstanding) and will be voted FOR the election of the five nominees identified in this Proxy Statement.

       A majority of the outstanding common stock present in person or by proxy will constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. A majority of the votes that all shareholders present in person or by proxy are entitled to cast at a meeting at which a quorum is present is required to approve any matter submitted to a vote of the shareholders, unless a greater vote is required by law or by the Articles of Incorporation or Bylaws.
In the case of the election of directors, the five candidates receiving the highest number of votes shall be elected directors of Franklin Financial; accordingly, in the absence of a contested election, votes withheld from a particular nominee or nominees will not influence the outcome of the election.

       To the knowledge of Franklin Financial, no person owned of record or beneficially on March 1, 1996 more than five percent
(5%) of the outstanding common stock of Franklin Financial, except as set forth in the table which follows.

                                                          Amount
and Nature
                                                             of
Beneficial
                            Name and Address of
Ownership as of
       Title of Class        Beneficial Owner
3/1/96           Percent of Class
       Common Stock,      Farmers and Merchants Trust
117,265 shares(1)          5.78%
       $1.00 par value     Company of Chambersburg
       per share               Trust Department
                             20 South Main Street
                          Chambersburg, PA 17201-0819

                                       Footnote

       (1) Shares are held on behalf of various trusts, estates and other accounts, with respect to which F&M Trust acts as fiduciary.


Shareholder Proposals

       Shareholder proposals intended to be presented at the 1997 Annual Meeting of the shareholders of Franklin Financial must be received at the executive offices of Franklin Financial at 20 South Main Street, P.O. Box T, Chambersburg, Pennsylvania 17201-0819, no later than December 5, 1996, in order to be included in the proxy statement and proxy form to be prepared by Franklin Financial in connection with the 1997 Annual Meeting.


Recommendations of the Board of Directors

       The Board of Directors recommends that the shareholders vote
FOR the election of the five nominees identified in this Proxy
Statement.


                   INFORMATION CONCERNING THE ELECTION OF
DIRECTORS

General Information

       The Bylaws of Franklin Financial provide that the Board of Directors shall consist of not less than five nor more than 25 persons and that the directors shall be classified with respect to the time they shall severally hold office by dividing them into three classes, each consisting as nearly as possible of one-third of the number of the whole Board of Directors. The Bylaws further provide that the directors of each class shall be elected for a term of three years so that the term of office of one class of directors shall expire in each year. Finally, the Bylaws provide that the number of directors in each class of directors shall be determined by the Board of Directors.

       A majority of the Board of Directors may increase the number of directors between meetings of shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy shall hold office until his successor is duly elected by the shareholders at the next Annual Meeting or at a special meeting called for that purpose.

       The Board of Directors has fixed the number of directors at thirteen. There are five directors whose terms of office will expire at the 1996 Annual Meeting and eight continuing directors whose terms of office will expire at the 1997 or 1998 Annual Meeting. The Board of Directors proposes to nominate the following five persons for election to the Board of Directors for the term specified below:

                                        CLASS A
                                     For a Term of
                                      Three Years

                                  Dennis W. Good, Jr.
                                   G. Warren Elliott
                                 William E. Snell, Jr.
                                   Martha B. Walker
                                  Robert G. Zullinger

       In the event that any of the foregoing nominees is unable to accept nomination or election, any proxy given pursuant to this solicitation will be voted in favor of such other persons as the management of Franklin Financial may recommend. However, the Board of Directors has no reason to believe that any of its nominees will be unable to accept nomination or to serve as a director if elected.

       Section 3.5 of Article III of the Bylaws of Franklin Financial requires that nominations, other than those made by or on behalf of the existing management of Franklin Financial, must be made in writing and must be delivered or mailed to the Secretary of Franklin Financial no later than the thirtieth business day prior to the date of the Annual Meeting. The chairman of the meeting must determine whether nominations have been made in accordance with the requirements of the Bylaws and, if he determines that a nomination is defective, the nomination and any votes cast for the nominee shall be disregarded.


Information about Nominees and Continuing Directors

       Information concerning the five persons to be nominated for election to the Board of Directors of Franklin Financial at the 1996 Annual Meeting and concerning the eight continuing directors and the executive officers of Franklin Financial named in the Summary Compensation Table appearing elsewhere in this Proxy Statement is set forth in the table which follows.

             Shares of Stock of Franklin
                    Business Experience, Including Principal
               Financial Beneficially
                              Occupation for the
               Owned and Percentage of
                              Past 5 Years, and
               Total Outstanding Stock
    Name and Age            Other Directorships(1)
Director Since(2)          as of 2/15/96(3)
CLASS A - Nominees

Dennis W. Good, Jr.   (60)  Partner, McGuire, Woods,
1988                24,908(4)    1.23%
                            Battle & Boothe (law firm)

G. Warren Elliott     (41)  Franklin County Commissioner;
1994                   565         *
                            Regional Representative,
                            General Code Publishers (legal
                            publisher)

William E. Snell, Jr. (47)  President and Chief Executive
1995                12,575(5)      *
                            Officer, Franklin Financial
                            and F&M Trust; formerly
                            President and Chief Executive
                            Officer, Commonwealth Bank, and
                            President and Chief Operating
                            Officer, Commonwealth BancShares
                            Corporation (1990-1995)

Martha B. Walker      (49)  President, Walker, Van Horn &
                            MacBride, P.C. (law firm)
1979                 7,807(6)      *

Robert G. Zullinger   (63)  Vice Chairman, Franklin
1981                33,818(7)    1.67%
                            Financial and F&M Trust;
                            formerly President and Chief
                            Executive Officer, Franklin
                            Financial and F&M Trust
                            (1981-1996)

CLASS B - Continuing
Directors
 (Term expires 1998)

Charles S. Bender, II (51)  Executive Vice President,
1981                39,126(8)    1.93%
                            Franklin Financial and
                            F&M Trust

Charles R. Diller     (68)  Owner, Diller's Plumbing
1972                 8,239(9)      *
                            and Heating (contractor)

Omer L. Eshleman      (62)  Retired -- formerly President
1992                12,369(10)     *
                            and Chief Executive Officer,
                            Mont Alto State Bank

Jeryl C. Miller       (55)  Vice President and Secretary,
1983                12,541(11)     *
                            Charles W. Karper, Inc.
                            (trucking industry)

CLASS C - Continuing
Directors
 (Term expires 1997)

Jay L. Benedict, Jr.  (66)  Attorney -- formerly partner,
1969                12,014(12)     *
                            Benedict & Gabler (law firm);
                            Chairman of the Board of
                            Franklin Financial and F&M Trust

John M. Hull, III     (68)  Retired -- formerly President
1972                 5,148(13)     *
                            Noelker and Hull Associates,
                            Inc. (architects)

H. Huber McCleary     (57)  President, McCleary Oil Co.
1990                12,312(14)     *

Charles M. Sioberg    (55)  Vice President, Martin &
1982                 3.185(15)     *
                            Martin, Inc. (engineers)

All directors and
executive officers as
a group (15 persons)
                 221,362(16)  10.90%

                                       FOOTNOTES

*The number of shares listed represents less than one percent of the total number of shares of common stock outstanding.

       1. No nominee or continuing director is a director of any other company which has one or more classes of securities registered with the Securities and Exchange
Commission pursuant to Section 12 or which is required to file periodic reports with the Securities and Exchange Commission pursuant to Section 15(d) of the Securities Exchange Act of 1934.


       2. Reflects service as a director of Franklin Financial and service as a director of F&M
Trust, predecessor of Franklin Financial.


       3. Beneficial ownership of shares of the common stock of Franklin Financial is determined in accordance with Securities and Exchange Commission Rule 13d-3d(1) which provides that a person shall be deemed to own any stock with respect to which he, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of the stock, or (ii) investment power, which includes the power to dispose or to direct the disposition of the stock. Unless otherwise indicated in a footnote appearing below, all shares reported in the table above are owned directly by the reporting person.


       4.    Includes 16,131 shares held in the name of Mr.
Good's wife and 3,805 shares held in the name of Mr. Good's adult daughter, beneficial ownership of which is disclaimed.


       5. Includes 7,325 shares of restricted stock issued under the Long-Term Incentive Plan of 1990.


       6. Includes 1,575 shares held by Martha B. Walker as custodian for her children, 568 shares held in the name of Farmers and Merchants Trust Co., Custodian for the Individual Retirement Account of Martha B. Walker, and 1,970 shares held in the name of Farmers and Merchants Trust Co., Custodian for the
Individual Retirement Account of John R. Walker. Also includes 1,710 shares held in the name of The Baum
Publishing Co., Inc., beneficial ownership of which is disclaimed.


       7.    Includes 462 shares held in the name of Mr.
Zullinger's wife, 668 shares issuable under the Employee Stock Purchase Plan, and 2,514 shares held for Mr.
Zullinger's account under the Farmers and Merchants Trust Company of Chambersburg Profit Sharing Plan.


       8. Includes 40 shares held in the name of Mr. Bender's children, 934 shares held by
Mr. Bender's father, beneficial ownership of which is disclaimed, 10,476 shares of restricted stock issued under the Long-Term Incentive Plan of 1990, and 477 shares issuable under the Employee Stock Purchase Plan.


       9. Includes 210 shares held by Charles R. Diller as custodian for his grandchildren, 4,015 shares held in a trust account for the benefit of Mr. Diller, and 4,014 shares held in a trust account for the benefit of Mr. Diller's wife.


       10.   Includes 1,035 shares of restricted stock.


       11.   Includes 3,067 shares held in the name of Mr.
Miller's wife and 4,571 shares held in the name of Mr. Miller's sons.


       12.   Includes 6,007 shares held in the name of Mr.
Benedict's wife.


       13. Includes 2,573 shares held in a trust account for the benefit of Mr. Hull and 2,575 shares held in a trust account for the benefit of Mr. Hull's wife.


       14.   Includes 817 shares held in the name of Mr.
McCleary's wife.


       15. Includes 478 shares held by Charles M. Sioberg, as custodian for his children, 186 shares held in a brokerage account with his daughter, and 719 shares held as co-trustee for the benefit of Mr. Sioberg's children.


       16. Includes 30,029 shares of restricted stock issued under the Long-Term Incentive Plan of 1990, 1,841 shares issuable under the Employee Stock Purchase
Plan, and 3,322 shares held under the Farmers and Merchants Trust Company of Chambersburg Profit Sharing Plan.

Meetings and Committees of the Board of Directors

       The Board of Directors of Franklin Financial has a standing
Audit Committee and a standing Incentive Compensation Committee, but does not have a standing Nominating Committee.

       Members of the Audit Committee during 1995 were Dennis W. Good, Jr., Chairman, and Messrs. Hull, McCleary and Sioberg.
Mr. Benedict is an ex-officio member of the Audit Committee. The Audit Committee met four times during the past year. The Audit Committee is responsible for overseeing the internal accounting and auditing methods and procedures of Franklin Financial and its subsidiaries and for recommending annually to the Board of Directors the engagement of an independent public accounting firm to examine the consolidated financial statements of Franklin Financial.

       Members of the Incentive Compensation Committee during
1995
were Jay L. Benedict, Chairman, Ms. Walker and Messrs. Diller, Hull, Miller and Sioberg. The Incentive Compensation Committee met four times during the past year. The Incentive Compensation Committee currently administers the Long-Term Incentive Plan of 1990 and the Employee Stock Purchase Plan and, in conjunction with the Personnel Committees of the Board of Directors of F&M Trust, oversees the administration of Franklin Financial's compensation policies and employee benefits plans.

       The Board of Directors of Franklin Financial met ten times during 1995. All incumbent directors attended at least 75 percent of the meetings of the Board of Directors and the committees on which they served.


Compensation of Directors

       Directors of Franklin Financial who are not salaried officers of Franklin Financial or one of its subsidiaries are paid $250 for attendance at each meeting of the Board of Directors and $150 for attendance at each committee meeting of the Board of Directors.


Executive Officers

       The following persons are the executive officers of Franklin
Financial:

              Name            Age                Office Held
      Jay L. Benedict, Jr.     66     Chairman of the Board of
Franklin
                                      Financial since 1983 and of
F&M Trust
                                      since 1981

      Robert G. Zullinger      63     Vice Chairman of Franklin
Financial
                                      and F&M Trust since 1996;
President
                                      and Chief Executive Officer
of
                                      Franklin Financial and F&M
Trust
                                      (1981-1996)

      William E. Snell, Jr.    47     President and Chief
Executive Officer
                                      of Franklin Financial and
F&M Trust
                                      since 1996; President of
Franklin
                                      Financial and F&M Trust
(1995)

      Charles S. Bender, II    51     Executive Vice President of
Franklin
                                      Financial since 1983 and of
F&M Trust
                                      since 1981

      Frank S. Elliott         54     Sr. Vice President of
Franklin
                                      Financial and F&M Trust
since 1988

      Elaine G. Meyers         48     Treasurer and Chief
Financial Officer
                                      of Franklin Financial and
Vice
                                      President/Finance of F&M
Trust since
                                      1988

       Robert G. Zullinger, who has served as Chief Executive Officer of Franklin Financial and F&M Trust for the past 15 years, stepped down as Chief Executive Officer effective March 7, 1996 in anticipation of his retirement in July of this year, but will retain his position as Vice Chairman of both organizations. William E. Snell, Jr., President of Franklin Financial and F&M Trust, has been named by the Board of Directors of both organizations to succeed Mr. Zullinger as Chief Executive Officer.

Executive Compensation and Related Matters

Summary of Cash and Certain Other Compensation

       The following table provides certain summary information concerning compensation paid or accrued by Franklin Financial and the Banks to Robert G. Zullinger, the Chief Executive Officer of Franklin Financial, and to each of the other most highly compensated executive officers of Franklin Financial whose combined 1995 salary and bonus compensation exceeded $100,000.

                                 SUMMARY COMPENSATION TABLE


       Long Term Compensation
                        Annual Compensation
     Awards             Payouts


        (a)                (b)          (c)      (d)      (e)
  (f)         (g)         (h)         (i)

           Securities
        Name                                             Other
            Underly-                  All
         and                                             Annual
Restricted     ing                   Other
      Principal                                          Compen-
   Stock     Options/     LTIP      Compen-
      Position                         Salary    Bonus   sation
Award(s)(1)    SARs      Payouts    sation(2)
                           Year          ($)      ($)      ($)
    ($)         (#)         ($)        ($)
Robert G. Zullinger,       1995       $152,880   None    $12,971
None         None      $11,112    $5,250
Chief Executive Officer

                           1994       $145,600   None    $10,237
None         None      $ 9,260    $4,500

                           1993       $130,000   None    $ 5,594
None         None      $ 7,408    $2,865


William E. Snell, Jr.,     1995       $ 96,923   $20,000  None
None         None      None       None
President(3)


Charles S. Bender, II      1995       $109,200   None    $ 8,992
None         None      $ 7,702    $4,202
Executive Vice
President                  1994       $104,000   None    $ 7,097
None         None      $ 6,418    $3,432

                           1993       $ 95,500   None    $ 3,878
None         None      $ 5,135    $2,115

                                          Footnotes

1. Messrs. Zullinger and Bender held a total of 3,271 shares and 5,305 shares, respectively, of restricted stock with an aggregate value of $85,864 and $139,256, respectively as of December 31, 1995. Dividends are payable on these shares if and to the extent paid on Franklin Financial common stock generally.

2.    Consists of matching contribution to Section 401(k) Profit
Sharing Plan.

3.    Mr. Snell was employed by Franklin Financial on April 17,
1995.

Defined Benefit Pension Plan

             The following table shows, for the salary levels and years of service indicated, the annual pension benefit, before a Social Security offset of 0.6 percent (0.6%) of covered compensation for each year of service to a maximum of 35 years (but without reflecting the maximum pension benefit limitations established under Section 415 of the Internal Revenue Code), payable under the defined benefit pension plan maintained by the Bank commencing at age 65 under the present pension benefit formula:

                                     PENSION PLAN TABLE

                                      YEARS OF SERVICE

                Covered
              Remuneration        15         20         25
30        35        40        45
              $ 50,000          $13,125   $17,500    $21,875
$26,250  $ 30,625  $ 33,500  $ 36,375
                75,000           19,688    26,250     32,813
39,376    45,938    50,250    54,563
               100,000           26,250    35,000     43,750
52,500    61,250    67,000    72,750
               125,000           32,813    43,750     54,688
65,625    76,563    83,750    90,938
               150,000 and       39,375    52,500     65,625
78,750    91,876   100,500   109,125
               Over

       A participant's remuneration covered by the Plan is the average of the highest five consecutive year's compensation (salary and bonus as reported in the Summary Compensation Table appearing above) in the ten years preceding normal retirement. Current compensation covered by the plan as of December 31, 1995 for Messrs. Zullinger and Bender was $137,025 and $101,794, respectively. Mr. Snell will not be eligible to participate in the Plan until May 1, 1996. As of December 31, 1995, Messrs. Zullinger, Snell and Bender were credited with 45.5, 0 and 21 years of service, respectively, for benefit accrual purposes under the Plan. The normal retirement benefit under the plan is a single-life annuity equal to: (i) 1.15 percent (1.15%) of the average of the highest five consecutive years' compensation in the 10 years preceding normal retirement, multiplied by a participant's number of years of service from the date of employment to the retirement date, plus (ii) 0.6 percent (0.6%) of such compensation in excess of Social Security covered compensation (the taxable wage base averaged over the 35 year period ending with the last day of the calendar year in which the participant attains Social Security retirement age), multiplied by a participant's number of years of service (up to a maximum of 35 years) from the date of employment to the retirement date. This benefit is limited by the maximum benefit as specified under
Section 415 of the Internal Revenue Code of 1986, as amended.


Compensation Committee Report on Executive Compensation

The Incentive Compensation Committee of the Board of Directors of
Franklin Financial (the "Committee") administers the executive compensation programs of Franklin Financial and its subsidiaries.

The Committee consists of six independent directors.

                            Executive Compensation Policies

The Committee administers two components of the executive compensation programs ' base salaries and long-term incentives.
The Committee has established an executive compensation policy to assist it in administering these two programs.

The policy is to provide Franklin Financial's executives with a total compensation program that is fair in light of competitive compensation practices, that attracts and retains qualified executives, that places a portion of total pay at risk (to be earned through the achievement of performance goals), and that helps to align management's interests with those of shareholders.

Fair pay is defined as pay levels that are at or approach the median of competitive compensation practices.

Competitive compensation practices are determined from time to time, as follows. The Committee uses data from compensation surveys of the banking industry to determine median pay practices for similar positions at comparably sized organizations. Compensation disclosures made by a peer group of comparably sized Pennsylvania banks are also used to determine competitive pay practices at the top management level. This group of Pennsylvania banking organizations bears no direct relationship to those companies represented in the Mid-Atlantic Banking Index appearing in the stock performance graph set forth elsewhere in this proxy statement because the companies represented in the Index are too numerous, and because some are too small and others too large for appropriate and meaningful compensation comparisons. Additionally, the Committee's understanding of competitive salary increases is used in estimating competitive pay levels.

The Committee uses a long-term incentive program to link total pay to the performance of Franklin Financial. This program provides participants the opportunity to earn a combination of cash and stock awards contingent upon the achievement of long-term corporate earnings objectives. A goal of this program is to help align the financial interests of the program's participants with those of shareholders by linking total pay to the achievement of long-term corporate earnings objectives. The policy of using a long-term incentive is designed to instill a performance focus that is longer-term in nature than is typical of peer practices. The policy is to provide long-term incentive opportunities that are fair in light of competitive practices with respect to incentive opportunities.

The executive officers of Franklin Financial are also generally provided with those benefits available to all employees. Certain additional benefits may also be provided to the executive officers on a limited basis when such practices appear to be common in the banking industry and serve a legitimate business function.

                 Relationship of Performance under Compensation
Plans

The Committee administers a long-term incentive plan for members of senior management, which has historically included Messrs. Zullinger and Bender and now includes Mr. Snell. (Other senior officers also participate in the plan.) Under the plan, participants receive awards of restricted stock and cash, contingent upon the achievement of specified earnings objectives over a period of years; earnings objectives are established for five years into the future; and the allocation of the award between cash and stock is also fixed at the outset.

Achievement of any one year's earnings objective results in the vesting of a portion of the restricted stock award and/or a distribution of a portion of the aggregate cash award. Failure to meet the earnings objective in a given year results in the permanent forfeiture of that year's portion of the cash award. Furthermore, failure to meet the annual earnings objective means that no restricted shares vest that year. After the expiration of ten years from the date of the award, however, all unvested shares of restricted stock will vest, provided that the participant remains an employee of Franklin Financial or one of its subsidiaries.

In 1995, Franklin Financial had net income of approximately $4.179 million. This resulted in earnings per share of $2.17, return on assets of 1.34%, and return on equity of 12.5%. This level of earnings surpassed the long-term incentive plan goal for 1995, thereby triggering the distribution of cash awards under the plan and accelerating the vesting of restricted stock awards under the plan.

In recruiting Mr. Snell for the role of President of Franklin Financial and F&M Trust, the Committee offered him the possibility of earning a cash bonus at year-end 1995, based upon his performance. In December 1995, the Committee, at its discretion -- based on its assessment of Mr. Snell's performance, including the effectiveness of his transition into the community and Franklin Financial -- authorized the payment of a $20,000 bonus to Mr. Snell, which is reported in the summary compensation table appearing above.

                   1995 Compensation for the Chief Executive
Officer

Based on its compensation policy as summarized above and its understanding of competitive pay practices, in November 1994 the Committee approved a 5.1% salary increase resulting in an annual salary of $153,000 for Mr. Zullinger, effective January 1, 1995. This salary remained in effect throughout the year.

Because Franklin Financial generated net income of approximately $4.179 million in 1995 and exceeded the goal established under the long-term incentive plan, the cash portion of Mr. Zullinger's long-term incentive award ($11,112) was paid to him and 4,313 shares of previously awarded restricted stock vested on December 31, 1995.

                  Impact of Omnibus Budget Reconciliation Act of
1993
                                 (OBRA)-Section 162(m)

The passage of OBRA brought about a limitation on the deductibility for federal income tax purposes of annual compensation in excess of $1 million payable to certain officers of Franklin Financial. The Committee does not foresee current compensation arrangements exceeding this level. Accordingly, the Committee has no plans to modify the compensation policies of Franklin Financial in response to the provisions of
Section 162(m) of the Internal Revenue Code of 1986. The Committee will evaluate this matter on an ongoing basis.

The foregoing report is furnished by Jay L. Benedict, Chairman of the Compensation Committee, Ms. Walker, and Messrs. Diller, Hull,
Miller, and Sioberg, who served as members of the Incentive
Compensation Committee during 1995.

                                   Performance Graph

The Securities and Exchange Commission requires that a publicly held company include in its proxy statement a stock performance graph comparing its five-year cumulative total return to shareholders with the returns generated by an industry-specific index (or peer group index) and with the return generated by a broad market index.

The following graph compares the cumulative total return to shareholders of Franklin Financial with the NASDAQ Composite Index (a broad market index prepared by Media General Financial Services) and with the Mid-Atlantic Banking Index (also prepared by Media General Financial Services) for the five year period ended December 31, 1995, in each case assuming an initial investment of $100 and the reinvestment of dividends.


























                   1990      1991    1992    1993    1994    1995
Franklin           $100      $105    $125    $184    $205    $249
Financial

NASDAQ             $100      $128    $130    $156    $163    $212

Mid-Atlantic       $100      $133    $167    $207    $197    $298
Banks

Transactions with Directors and Executive Officers

             Some of the directors and executive officers of Franklin Financial and F&M Trust and the companies with which they are associated were customers of and had banking transactions with F&M Trust in the ordinary course of business during 1995. All loans and commitments to loan made to such persons and the companies with which they are associated were made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or present other unfavorable features. It is anticipated that F&M Trust will enter into similar transactions in the future.

             Martha B. Walker, a member of the Boards of Directors of Franklin Financial and F&M Trust, is president of Walker, Van
Horn & MacBride, P.C. Walker, Van Horn & MacBride has provided legal services to F&M Trust for many years and is expected to continue to do so in the future.


Compliance with Section 16(a) of the Exchange Act

             Section 16(a) of the Securities Exchange Act of 1934 requires that the directors and certain officers of Franklin Financial file with the Securities and Exchange Commission reports of ownership and changes in ownership with respect to shares of Franklin Financial common stock beneficially owned by them. Based solely upon its review of copies of such reports furnished to it and written representations made by its directors and those officers who are subject to such reporting requirements, Franklin Financial believes that during the calendar year ended December 31, 1995, all filing requirements applicable to its directors and officers were complied with, except that a report on Form 4 was inadvertently filed late by
H. Huber McCleary, a director of Franklin Financial.


                   RELATIONSHIP WITH INDEPENDENT PUBLIC
ACCOUNTANTS

             For the year ended December 31, 1995, Franklin Financial engaged Arthur Andersen & Co.,LLP, independent certified public accountants, to examine its consolidated financial statements. It is anticipated that Arthur Andersen & Co., LLP will be similarly engaged for the year 1996. Representatives of Arthur Andersen & Co., LLP are expected to be present at the 1996 Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.


                                ADDITIONAL INFORMATION

             A copy of the Annual Report of Franklin Financial on Form 10-K as filed with the Securities and Exchange Commission, including financial statements and financial statement schedules, is available without charge to shareholders upon written request addressed to Robert G. Zullinger, Vice Chairman and Chief Executive Officer, Franklin Financial Services Corporation, 20 South Main Street, P.O. Box T, Chambersburg, Pennsylvania 17201-0819.


                                     OTHER MATTERS

             The Board of Directors of Franklin Financial knows of no matters, other than those discussed in this Proxy Statement, which will be presented at the 1996 Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the management of Franklin Financial.

                                        BY ORDER OF THE BOARD OF
DIRECTORS




                                        April E. Rosenbaum
                                        Secretary

Chambersburg, Pennsylvania
April 4, 1996

                                       APPENDIX

                        FRANKLIN FINANCIAL SERVICES CORPORATION
PROXY                    ANNUAL MEETING OF SHAREHOLDERS TO BE
                                  HELD APRIL 30, 1996
              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

       The undersigned hereby appoints April E. Rosenbaum and Ruth
Ann Lesher, and each or either of them, as proxies, with full power of substitution, to vote as directed below all of the shares of Franklin Financial Services Corporation common stock held of record on March 15, 1996, by the undersigned and by the Plan Agent for the account of the undersigned under the Dividend Reinvestment Plan at the Annual Meeting of Shareholders to be held on Tuesday, April 30, 1996, at 10:30 a.m. at the Lighthouse Restaurant, 4301 Philadelphia Avenue, Chambersburg, Pennsylvania, and at any adjournment thereof, as follows:

1.     ELECTION OF FIVE DIRECTORS FOR A TERM OF THREE YEARS

___  FOR all nominees listed          ___  WITHHOLD AUTHORITY to

     below (except marked to all           vote for all nominees

   the contrary below)                   listed below.


 Dennis W. Good, Jr.   G. Warren Elliott    William E. Snell, Jr.

            Martha B. Walker           Robert G. Zullinger

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name).


                              (continued on reverse side)

THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTION IS GIVEN,
THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED.

This proxy also confers authority as to any other business which may be brought before the meeting or any adjournment thereof. If any other business is presented at the meeting, the shares represented by this proxy will be voted in accordance with the recommendations of the management of Franklin Financial Services Corporation.


Dated:__________________,1996


_____________________________
                                               Signature


______________________________
                                               Signature

                                        IMPORTANT: Please sign
exactly as
                                        your name or names appear
hereon.
                                        Joint owners should each
sign.  If
                                        you sign as agent or in
any other
                                        representative capacity,
please
                                        state the capacity in
which you
                                        sign.